Corporate Overview August 2025 Exhibit 99.2

Disclaimer This presentation contains information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may”, “continue”, “assume”, “contemplate”, “could”, “design”, “due”, “goal”, “hope”, “might”, “plan”, “opportunity”, “predict”, “possible”, “potential”, “seek”, “strategy”, “would” and similar expressions that are predictions or indicate future events and future trends, or the negative of these terms or other comparable terminology. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies or trials, regulatory approvals, product candidate development, results of operations or financial condition or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. This presentation should be read in conjunction with the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K, its quarterly Form 10-Q and any subsequent filings with the SEC (collectively, the “SEC Filings”). Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s SEC filings, including under the caption "Risk Factors”.  Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified , and make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation related to or based on such internal estimates and research. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CHRIS CABELL, MD MHS FACC Head of R&D, Chief Medical Officer MARK IWICKI Chief Executive Officer JOHN ADAMS, PHD Chief Scientific Officer DAVID McINTYRE BEC CPA LLB MBA Chief Financial Officer CHAD OREVILLO, MPH EVP, Development Operations ALLISON WIDLITZ, MS, PA VP, Clinical Development JEFF KAGY Chief Human Resource Officer Experienced Leadership with Deep Expertise in PAH

Inhibikase and IKT-001: Pulmonary Arterial Hypertension (PAH)

Major unmet need with high mortality, poor QoL and high cost	• PAH is a rare, progressive and life-threatening disease with significant unmet need • ~30% 5-year mortality[(1)], reduced quality of life and high economic burden • $7.6 Billion market with limited treatments that address the underlying etiology
Imatinib has proven efficacy in Phase 3 in PAH	• Imatinib is an anti-proliferative TKI with potential best-in-class improvements in PVR and 6MWD (45 meters*) based on Phase 3 IMPRES and Phase 2 studies • Imatinib hit primary efficacy endpoints in IMPRES but was not well tolerated at 400mg
Potential to be the 1st oral anti-proliferative agent	• IKT-001 is a pro-drug engineered to realize the potential of imatinib in PAH • IKT-001 releases imatinib in the blood with potential to minimize GI side effects maximizing potential to achieve highly efficacious doses
Strong Leadership Executing Near Term Development	• IKT's Phase 2b is on track to initiate in the second half of 2025 • Long intellectual property runway through 2044 • Team with extensive PAH / CV experience

Inhibikase
Therapeutics

(1) Hoeper M, et al. Eur Respir J. 2017
TKI = tyrosine kinase inhibitor; QoL= Quality of Life; PVR = pulmonary vascular resistance; 6MWD = 6-minute walk distance; GI= Gastrointestinal; CV = cardiovascular
* See Page 17

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PAH is a Progressive Disease Driven by Uncontrolled Cell Proliferation Proliferation of vascular cells drive vascular remodeling, raising pulmonary artery pressure and leading to progressive right ventricular heart failure and ultimately death PASMCs = Pulmonary artery smooth muscle cells; Vascular smooth muscle cells

PAH: An Orphan Disease with ~30% 5-Year Mortality Despite Aggressive Treatment

~50,000
People with PAH in the US[(1)]

52 years
Average age at diagnosis[(2)]

~26,000
People with PAH in the EU5[(1)]

15
Approved vasodilators
(across the prostacyclin, nitric oxide, and endothelin pathways)

~80%
Female[(2)]

1
Approved anti-proliferative

High Unmet Medical Need

Progressive and Life Threatening

- ~30% 5-year mortality[(3)] despite aggressive treatment with vasodilator therapies
- Progressively worsening symptoms

Reduced Quality of Life

- Chronic breathlessness, and fatigue
- Significant limitation on activities of daily living
- Dizziness, chest pain, anxiety and depression

High Economic Burden[4]

- Average monthly healthcare costs ~$6,850-$15,650
- Acute all cause hospitalization rate of 700 per 1000 patients per year among Medicare or Medicaid patients
- Substantial indirect costs due to work loss, caregiver time and disability

Inhibikase Therapeutics

(1) CVrG Market Strategies report Jun 2025; (2) Badlam et al; CHEST 2021; (3) Hoeper M, et al. Eur Respir J. 2017; (4) Watzger et al; Pharmacoeconomics 2025

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PAH: Patient and Treatment Journey

Progressive pulmonary vasculopathy driving right heart failure (RHF)

	ESC/ERS 4 Risk Strata (Risk of 1 year Mortality)[1]				
	Low (0-3%)		Intermediate Low (2-7%)	Intermediate High (9-19%)	High (>20%)
WHO Functional Class	**Class 1** No limitation of physical activity	**Class 2** Slight limitation of physical activity. Ordinary physical activity causes dyspnea, fatigue, chest pain, or near syncope		**Class 3** Marked limitation in physical activity. Less than ordinary activity causes undue dyspnea, fatigue, chest pain or near syncope	**Class 4** Inability to carry out any physical activity without symptoms. Signs of RHF. Discomfort increased by any physical activity. Dyspnea and fatigue present at rest
6MWD	>440 meters		320 – 440 meters	165 - 319 meters	<165 meters
NT-ProBNP	<300ng.L^{-1}		300-649ng.L^{-1}	650-1100ng.L^{-1}	>1100ng.L^{-1}

← **1st Line of Therapy** → ← **Add On Therapy With Declining Health Status** →

Initiate PDE-5i +ERA Combo		Oral/Inhaled Prostacyclin	Activin Signaling Inhibitor	Infused Prostacyclin
PDE-5i or *NO Pathway Sildenafil; Tadalafil; Riociguat*	**ERA's** Bosentan; Ambrisentan Macitentan	Selexipag; Oral Remodulin; Tyvaso, Tyvaso DPI; Yutrepia	Sotatercept	Remodulin IV; Remodulin Sub-Q; Flolan, Veletri

ERS=European Respiratory Society; ESC=European Society of Cardiology; WHO=World Health Organization; 6MWD= 6 Minute Walk Distance Test; NT-ProBNP= Biomarker of cardiac strain; NO = Nitric Oxide; * Riociguat is a soluble guanylate cyclase stimulator (sGC)

(1) Humbert et al; ERJ 2023

Inhibikase Therapeutics

7

Nitric Oxide Pathway ($1.0B) $7.6B Market Driven by Vasodilators Which Don't Treat Underlying Causes of PAH Novel antiproliferative agents with disease modifying properties expected to revolutionize  treatment 2024 annual reports from Janssen, United Therapeutics, Bayer, and Merck Sildenafil, Tadalafil, Riociguat Sotatercept - subcutaneos injection (FDA approval March 2024) Ambrisentan, Bosentan, Macitentan Epoprostenol, Treprostinil, Iloprost, Selexipag $3.7B $1.0B $0.4B $2.5B Prostacyclin Pathway ($3.7B) Activin Signaling Pathway ($0.4B) Endothelin Pathway ($2.5B) Anti-proliferative Agents Vasodilators $3.7B $1.0B $0.4B $2.5B IKT-001 has the potential to be the first oral anti-proliferative agent for the treatment of PAH

Our Solution: An Oral Pro-Drug of Imatinib Optimized for PAH Engineered to realize imatinib’s best-in-class efficacy potential in PAH Gleevec (Imatinib) IKT-001 (Imatinib Pro-Drug) History First Approved in 2001; 25 years of real-world experience Indicated for: Leukemia, Soft Tissue Sarcoma, Myelodysplastic Syndromes, Mastocytosis and GIST PAH Data Best-in-class improvements in PVR and 6MWD in Phase 2 & 3 Greatest efficacy at 400mg but not clinically tolerated Contemporary study supports 400mg efficacy/tolerability findings IKT-001 is a novel pro-drug of imatinib designed for better GI tolerability allowing optimal efficacy Potential to be the first and only once-daily oral anti-proliferative tyrosine kinase inhibitor (TKI) for PAH PVR = Pulmonary Vascular Resistance; 6MWD= 6 Minute Walk Distance test; GI = Gastrointestinal; GIST = Gastrointestinal Stromal Tumor

Development and Regulatory Timeline


2024
2025
2026
2027
2028
H1
H2
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Clinical Development
Pre-IND Meeting with FDA
FDA "Authorization to Proceed"
KOL Feedback: Refining Ph 2b Protocol
Interim Safety Analysis
Phase 2b (n=150) IKT-001 v Placebo
Topline data
Global Site selection and activation
Regulatory
FDA File Ph 2b Protocol
EU File Ph 2b Protocol
File for Orphan Drug Designation With FDA

Inhibikase Therapeutics
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Scientific and Clinical Rationale

Imatinib Mechanism of Action in PAH Targets the Underlying Cause of PAH CONFIDENTIAL Modified from Savage and Antman, 2005 and Barst, R J Clin Invest 2005 Overactive kinases implicated in aberrant cell proliferation and migration in the pulmonary vasculature Imatinib inhibits the tyrosine kinase activity of PDGFR and c-kit , blocking cell signaling that drives vascular remodeling Pulmonary vasculature with aberrant cell proliferation Normal pulmonary vasculature Adventitia VSMCs Internal elastic lamina Microfibroblasts and extracellular matrix (neointima) Endothelium Adventitia VSMCs Internal elastic lamina Endothelium Imatinib inhibits the tyrosine kinase activity of PDGFR and c-kit , blocking cell signaling that drives vascular remodeling Proliferation

Imatinib Demonstrated Reversal of PAH in Standard Animal Model Day 0 MCT d42 MCT d42/+imatinib Schermuly et al., JCI 2005 Reversal of right ventricular pressure Improved survival Reversal of vascular remodeling STI571 = imatinib; MCT = monocrotaline *P < 0.05 versus control; †P < 0.05 versus MCT at day 28 or hypoxia at day 21; ‡P < 0.05 versus MCT at day 42 or hypoxia at day 35. Imatinib reverses pulmonary vascular remodeling, right ventricular pressure / remodeling and improves survival

IMPRES – Imatinib Phase 3 Study Randomized, double blind, placebo controlled study to assess the efficacy, safety and tolerability of 400mg imatinib once daily (n=202) Primary Endpoint Change in 6MWD at 24 weeks Secondary Endpoints Changes in hemodynamics (PVR, CO, mPAP, RAP) at 24 weeks Time to clinical worsening Weeks 0 4 8 12 16 20 24 Imatinib (n=103) Placebo (n=99) Titration 200mg 400mg with ability to down titrate to 200mg if unable to tolerate 400mg Key Inclusion Criteria Functional Class II-IV 2 or more background PAH therapies PVR ≧ 800 dynes.s.cm-5 6MWD  ≥150 meters and ≤ 450meters PVR = pulmonary vascular resistance; CO = cardiac output; mPAP = mean pulmonary arterial pressure; RAP = right arterial pressure; 6MWD = 6-minute walk distance

Phase 3 IMPRES: Statistically Significant Improvement in Function & Hemodynamics 32-meter improvement in 6WMD and 32% reduction in PVR at week 24 Hoeper et al; Circulation 2013 Phase 3 IMPRES study hit its primary endpoint along with key clinically relevant secondary endpoints Change in 6MWD Change in Pulmonary Vascular Resistance Change in Cardiac Output PVR = Pulmonary Vascular Resistance; 6MWD= 6 Minute Walk Distance test

Phase 3 IMPRES: 3 of the Top 5 AEs were GI Related Majority of patients were unable to maintain 400 mg target dose of imatinib Hoeper et al; Circulation 2013 AE = Adverse event; GI = Gastrointestinal Phase 3 IMPRES hit its primary endpoint DESPITE only 48/103 participants maintaining 400mg dose for at least half of the treatment period Imatinib n=103 (%) Placebo  n=98 (%) Adverse Events  100 (97) 94 (96) Nausea 57 (55) 23 (24) Peripheral edema 45 (44) 20 (20) Diarrhea 36 (35) 19 (19) Vomiting 31 (30) 10 (10) Periorbital edema 30 (29) 7 (7) The AE profile in IMPRES was similar to the established AE profile of imatinib in other indications Poor tolerance prevented most patients from maintaining the target dose of 400 mg of imatinib IKT-001 is a novel pro-drug of imatinib designed for better GI tolerability allowing optimal efficacy

IMPRES: Efficacy Impacted by Tolerability of 400mg Per Day

Patients able to sustain 400mg dose showed greater improvements in 6MWD and PVR

Changes in 6MWD at Week 24



Meters
60
50
40
30
20
10
0
50
22
5
45 meter placebo adjusted improvement in 6MWD
400mg for > 50% of treatment
N=40
400mg for < 50% of treatment
N=24
Placebo
N=79

(Baseline*: 355 meters imatinib; 366 meters placebo)

Changes in PVR at Week 24



400mg for > 50% of treatment
400mg for < 50% of treatment
Placebo
Dynes/sec/cm-5
0
-50
-100
-150
-200
-250
-300
-350
-400
-450
-500
-437
-371
-10
N=44
N=23
N=78

(Baseline*: 1202 dynes/sec/cm^{-5} imatininb; 1181 dynes/sec/cm^{-5} placebo)

* Baseline data is not available for the sub-population of patients on 400mg of imatinib for > 50% of treatment so baseline data above reflects entire study population. PVR= Pulmonary vascular resistance; 6MWD = 6-minute walk distance

Hoeper et al; Circulation 2013 Suppl. Appendix

Inhibikase Therapeutics
17

Contemporary Study of Imatinib Supports 400mg Dose for Best Efficacy

Higher Exposure = Larger Improvement


Change in Total Pulmonary Resistance
(Percentage of Baseline)
Total Imatinib (AUC)
10
0
-10
-20
-30
-40
5000 10000 15000 20000
Imatinib
100 mg OD
200 mg OD
300 mg OD
400 mg OD
Higher Exposure associated with larger treatment effect

Percentage change in total pulmonary resistance from baseline at 60 days in relation to plasma level (area under curve in µg*h/L) of imatinib at steady state (red-100md QD, orange-200mgQD, cyan-300mg QD, blue-400mg QD)

Doses over 200mg per day were poorly tolerated

More than 50% of subjects who completed the study were on 200mg per day or less

One-third of patients who started the study at either 300mg or 400mg had dose-limiting toxicity at Week 4 and subsequent dose reduction

Only 5 patients completed the study at 300mg or 400mg per day

Inhibikase Therapeutics

* Rothman et al., AJRCCM 2025. 17 patient open-label study. Patients were implanted with the CardioMEMS HF System which is a small, wireless sensor implanted in the pulmonary artery to monitor pulmonary artery pressure. Patients remained in the study for up to 24 weeks.

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Rapid and Sustained Hemodynamic Effect & Disease Modification of Imatinib in PAH Early & Continued Improvement 24% reduction in Total Pulmonary Resistance (TPR); Patients at 200mg or less leaves “efficacy on the table” 24% Reduction in TPR Early Improvement in TPR Slow return to BL * Rothman et al., AJRCCM 2025. 17 patient open-label study. Patients were implanted with the CardioMEMS HF System which is a small, wireless sensor implanted in the pulmonary artery to monitor pulmonary artery pressure. Patients remained in the study for up to 24 weeks. 2 Slow return to baseline suggests disease modification 3 1

IKT-001

>2.5x Improvement in GI Tolerability Dose Associated with GI Toxicity Imatinib: 75 mg per kg per day IKT-001: 200 mg per kg per day IKT-001 Minimizes GI Imatinib Exposure to Drive Increased Tolerability 28 Day non-human primate study documents improved GI tolerability imatinib enzymatic cleavage blood gut Pro-drug linker gut wall IKT-001 IKT-001 GI = gastrointestinal

IKT-001-201: A Phase 2b Study of IKT-001 in PAH Randomized double-blind, placebo-controlled study to evaluate efficacy and safety of once daily IKT-001 Primary Endpoints: PVR at week 26, change from baseline Safety and tolerability Secondary Endpoints: 6MWD WHO Functional Class Pharmacokinetics Inclusion / Stratification: WHO Group 1 PAH with New York Heart Association Functional Class II / III symptoms Baseline Right Heart Catheter performed during screening period: PVR of ≥400 dynes/sec/cm-5 ; PCWP ≤15 mmHg; mPAP >20 mmHg PVR enrichment criteria to ensure population baseline PVR >700 dynes/sec/cm-5 6MWD ≥100 and ≤500 meters Previous sotatercept allowed if discontinued 6 months prior to screening and no history of serious bleeding events Stratification by number of background therapies and ERS/ESC Risk Score Screening Period 26-Week Treatment Period IKT-001: 300 mg QD x 2 weeks then 500 mg QD (n=50) IKT-001: 300 mg QD (n=50) Placebo QD (n=50) 1:1:1 randomization Study Visit Study Week SV Days -28 to -1 1 2 3 4 5 6 7 BL Day 1 2 6 10 14 20 26 EOT EOS Two weeks after last dose RHC RHC Open Label Extension PVR = pulmonary vascular resistance; 6MWD = 6-minute walk distance; RHC = right heart catheter; PCWP = pulmonary capillary wedge pressure; mPAP = mean pulmonary arterial pressure; BL = baseline; SV = screening visit; EOT = end of treatment; EOS = end of study Up to 120 sites in 18 countries

Inhibikase and IKT-001: Pulmonary Arterial Hypertension (PAH) Anthos: Key Investment Highlights PAH is a rare, progressive and life-threatening disease with significant unmet need ~30% 5-year mortality(1), reduced quality of life and high economic burden $7.6 Billion market with limited treatments that address the underlying etiology Imatinib is an anti-proliferative TKI with potential best-in-class improvements in PVR and 6MWD (45 meters*) based on Phase 3 IMPRES and Phase 2 studies Imatinib hit primary efficacy endpoints in IMPRES but was not well tolerated at 400mg IKT-001 is a pro-drug engineered to realize the potential of imatinib in PAH IKT-001 releases imatinib in the blood with potential to minimize GI side effects maximizing potential to achieve highly efficacious doses IKT’s Phase 2b is on track to initiate in the second half of 2025 Long intellectual property runway through 2044 Team with extensive PAH / CV experience Major unmet need with high mortality, poor QoL and high cost Imatinib has proven efficacy in Phase 3 in PAH Strong Leadership Executing Near Term Development Potential to be the 1st oral anti-proliferative agent (1) Hoeper M, et al. Eur Respir J. 2017 TKI = tyrosine kinase inhibitor; QoL= Quality of Life; PVR = pulmonary vascular resistance; 6MWD = 6-minute walk distance; GI= Gastrointestinal; CV = cardiovascular * See Page 17

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